Exhibit 99.1

Notes to Footnote 2:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series A-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series A-2 Convertible Preferred Stock automatically converted into approximately 0.1667 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series A-2         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series A-2 Convertible
                                                                                              Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         535,186                        89,198
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               5,624                           937
--------------------------------------------------------- --------------------------- --------------------------------

Notes to Footnote 3:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series B-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series B-2 Convertible Preferred Stock automatically converted into approximately 0.1720 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series B-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   B-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         445,988                        76,729
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               4,687                           806
--------------------------------------------------------- --------------------------- --------------------------------

Notes to Footnote 4:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series C-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series C-2 Convertible Preferred Stock automatically converted into approximately 0.1838 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series C-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   C-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         416,811                        76,630
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               4,381                           805
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                      881,437                       162,051
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                       53,142                         9,770
--------------------------------------------------------- --------------------------- --------------------------------



Notes to Footnote 5:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series D-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series D-2 Convertible Preferred Stock automatically converted into approximately 0.1946 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series D-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   D-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         342,433                        66,621
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               3,599                           700
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                      365,820                        71,171
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                       21,886                         4,258
--------------------------------------------------------- --------------------------- --------------------------------

Notes to Footnote 6:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series E-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series E-2 Convertible Preferred Stock automatically converted into approximately 0.1971 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.


--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series E-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   E-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         150,602                        29,689
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               1,583                           312
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                      107,961                        21,283
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                        6,459                         1,273
--------------------------------------------------------- --------------------------- --------------------------------


Notes to Footnote 7:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series F-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series F-2 Convertible Preferred Stock automatically converted into approximately 0.2056 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series F-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   F-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         121,637                        25,012
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               1,278                           263
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                       43,622                         8,970
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                        2,610                           537
--------------------------------------------------------- --------------------------- --------------------------------


Notes to Footnote 8:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series I-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series I-2 Convertible Preferred Stock automatically converted into approximately 0.5615 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series I-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   I-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                          40,484                        22,730
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                                 425                           239
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                       29,022                        16,295
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                        1,736                           975
--------------------------------------------------------- --------------------------- --------------------------------

Notes to Footnote 9:

The amount reported includes the shares of Common Stock issued upon conversion of the number of shares of Series J-2 Convertible Preferred Stock held by the persons listed in the table below. Each share of Series J-2 Convertible Preferred Stock automatically converted into approximately 0.1667 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.


--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series J-2      Shares of Common Stock Issued
                                                            Convertible Preferred      Upon Conversion of the Series
                                                           Stock held by the Holder   J-2 Convertible Preferred Stock
--------------------------------------------------------- --------------------------- --------------------------------
Alta V Limited Partnership                                         728,719                        121,453
--------------------------------------------------------- --------------------------- --------------------------------
Customs House Partners                                               7,658                          1,276
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                      669,184                        111,531
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                       40,036                          6,673
--------------------------------------------------------- --------------------------- --------------------------------

Notes to Footnote 10:

The amount reported includes the number of shares of Series J-3 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-3 Convertible Preferred Stock converted into approximately 0.3333 shares of Common Stock upon consummation of Acusphere's initial public offering on October 14, 2003. Mr. McGuire is a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------- --------------------------- --------------------------------
                         Holder                              Shares of Series J-3         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series J-3 Convertible
                                                                                              Preferred Stock

--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners, L.P                                      146,793                        48,931
--------------------------------------------------------- --------------------------- --------------------------------
Polaris Venture Partners Founders' Fund, L.P.                        8,782                         2,927
--------------------------------------------------------- --------------------------- --------------------------------


Notes to Footnote 11:

The amount reported includes the shares of Common Stock issued upon conversion of the Series J-2 Convertible Preferred Stock issued upon conversion of the 10% Secured Convertible Promissory Note held by the persons listed in the table below, which conversion occurred automatically upon consummation of Acusphere's initial public offering on October 14, 2003. The conversion price for the conversion of 10% Secured Convertible Promissory Notes into shares of Series J-2 Convertible Preferred Stock was $1.41. Each share of Series J-2 Convertible Preferred Stock converted into approximately 0.1667 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.


-------------------------------------- -------------------------- ------------------------- --------------------------
               Holder                    Amount of 10% Secured      Shares of Series J-2     Shares of Common Stock
                                        Convertible Promissory     Convertible Preferred     Issued Upon Conversion
                                       Notes held by the Holder      Stock Issued upon          of the Series J-2
                                          including interest      conversion of the notes     Convertible Preferred
                                           through 10/14/03                                           Stock
-------------------------------------- -------------------------- ------------------------- --------------------------
Alta V Limited Partnership                         $1,786,928.61                 1,267,325                    211,220
-------------------------------------- -------------------------- ------------------------- --------------------------
Customs House Partners                                $18,778.53                    13,318                      2,219
-------------------------------------- -------------------------- ------------------------- --------------------------
Polaris Venture Partners, L.P                      $1,549,312.06                 1,098,802                    183,133
-------------------------------------- -------------------------- ------------------------- --------------------------
Polaris Venture Partners Founders'                    $92,691.42                    65,738                     10,956
Fund, L.P.
-------------------------------------- -------------------------- ------------------------- --------------------------